SECURITIES AND EXCHANGE COMMISSION


               WASHINGTON, DC 20549


                    FORM 8-K


                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities
              Exchange Act of 1934


                 April 25, 1997

(Date of Report, date of earliest event reported)


                   VALHI, INC.

(Exact name of Registrant as specified in its charter)

   Delaware         1-5467         87-0110150

(State or other   (Commission     (IRS Employer
jurisdiction of   File Number)   Identification
incorporation)                        No.)



5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697

(Address of principal executive offices)      (Zip Code)


                 (972) 233-1700

(Registrant's telephone number, including area code)


                 Not applicable

(Former name or address, if changed since last report)


Item 5: Other Events


        On April 25, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.


Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibit

        Item No.         Exhibit Index

        99.1      Press release dated April 25, 1997
                  issued by the Registrant


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VALHI, INC.
                                 (Registrant)



                                 By:/s/ Steven L. Watson
                                 Steven L. Watson
                                 Vice President & Secretary



Date:  April 25, 1997